Exhibit 10.3

AMENDMENT, CONSENT AND

WAIVER AGREEMENT

This Amendment, Consent and Waiver Agreement (the “Agreement”) is entered into as of October 23, 2022 (the “Effective Date”), by and between Orgenesis Inc. (the “Corporation”) and the investors listed on the signature page hereto (“PIPE Investors”) that acquired shares of common stock of the Corporation (the “Common Stock”) pursuant to that certain Securities Purchase Agreement, dated as of March 30, 2022 (the “SPA”). The Corporation and PIPE Investors may each be referred to herein as a “Party,” and collectively as the “Parties”.

WHEREAS, the Corporation and the PIPE Investors are parties to a Registration Rights Agreement, dated as of March 30, 2022 (the “RRA”), pursuant to which the Corporation agreed to register the resale of certain shares of Common Stock held by the PIPE Investors on a registration statement on Form S-3 (the “Registration Statement”); and

WHEREAS, the Corporation and the PIPE Investors wish to enter into an agreement pursuant to which the PIPE Investors shall (i) consent and agree to an extension of the date for filing the Registration Statement to register the Registrable Securities (as defined in the RRA) to April 3, 2023 and the effective date of such Registration Statement as provided for in this Agreement; and (ii) waive any potential damages or claims under the RRA with respect to the Corporation’s obligations under the RRA or SPA and release the Corporation therefrom; and

WHEREAS, in consideration for the consent, agreement, waiver and release described herein, the Corporation shall agree to issue additional warrants to purchase shares of Common Stock to each PIPE Investor (the “Additional Warrants”) and such Additional Warrants shall have an exercise price of $2.50 per share of Common Stock and be in the same form as the original Warrants issued pursuant to the SPA.

NOW THEREFORE, the Parties hereby agree as follows:

1.	Extension of Deadlines. Section 1 of the RRA shall be amended as follows:

a. The definition of Effectiveness Deadline shall be deleted and replaced with the following:

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the 30th calendar day following the Filing Deadline (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the 60th calendar day following the Filing Deadline); provided, however, if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next day on which the Commission is open for business.

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b. The definition of Filing Deadline shall be deleted and replaced with the following:

“Filing Deadline” means, with respect to the Initial Registration Statement, April 3, 2023.

2.	Release; Waiver. Each PIPE Investor, on behalf of itself and each successor or assign of any of the foregoing (collectively, the “Releasing Parties”), hereby irrevocably and unconditionally releases and forever discharges the Corporation of and from any and all actions, causes of action, suits, proceedings, executions, judgments, duties, damages, interest, debts, dues, accounts, bonds and covenants (whether express or implied), and claims and demands whatsoever whether in law or in equity (whether based upon contract, tort, contribution or otherwise) which the Releasing Parties may have against the Corporation relating to not fulfilling its obligations under the RRA or the SPA that such Releasing Parties are parties to. The Releasing Parties consent and agree that the Releasing Parties shall not be entitled to any Liquidated Damages as provided in Section 2(c) of the RRA unless the Filing Deadline or the Effectiveness Deadline as amended herein are not met as amended herein.

3.	Warrant Issuance. In consideration for the agreement to extend the Filing Deadline and Effectiveness Deadline and the foregoing release and waiver as provided above, the Corporation shall issue to the PIPE Investors the number of Additional Warrants registered in the name of such PIPE Investor, or in such nominee name(s) as designated by such PIPE Investors as set forth in the table below. The Additional Warrants will represent the right to purchase that number shares of Common Stock as provided below, at an exercise price per share of $2.50 per share of Common Stock, in the same form of Warrant as set forth in the SPA. Such Additional Warrants shall be exercisable at any time beginning six (6) months and one day after the Effective Date and ending thirty-six (36) months after the Effective Date.

Name of PIPE Investor	Additional Warrants
Ricky Steven Neumann	174,460

4.	General provisions.

a.	The RRA is amended only to the extent necessary to give full effect to this Agreement. Unless expressly specified herein, all other terms and conditions specified in the RRA shall apply and shall remain in full force and effect. Capitalized terms used not defined herein shall have the meaning ascribed to them in the RRA. In the event of any conflict between the terms of this Agreement and the terms of the RRA, the terms of this Agreement shall control.

b.	This Agreement may be executed in any number of counterparts, including in facsimile and scanned format, each of which shall be deemed an original and enforceable against the Party actually executing such counterpart and all of which together shall constitute one and the same instrument.

c.	This Agreement shall be effective upon execution of this Agreement by the Corporation and that number of PIPE Investors as required by the RRA.

d.	The receipt of this Agreement prior to execution hereof shall be deemed to be prior written notice to the Holders of any proposed waiver, amendment, modification or supplement.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement, as of the date first above written.

ORGENESIS INC.

/s/ Vered Caplan
Name:	Vered Caplan
Title:	Chief Executive Officer

/s/ Ricky Steven Neumann
Ricky Steven Neumann

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